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                                                                    EXHIBIT 10.5

                              SETTLEMENT AGREEMENT

Between and Among:

     NORD RESOURCES CORPORATION, a body corporate. with offices in Dragoon, Arizona ("NRC");

     NORD PACIFIC LIMITED, a body corporate of the Province of New Brunswick, Canada. with offices in Albuquerque, New Mexico ("NORD PACIFIC");

     MARK R. WELCH. and individual residing in Albuquerque, New Mexico
     ("WELCH");

     SHARON S. WELCH, an individual residing in Albuquerque. New Mexico;

     JOHN ROBERTS. an individual residing in St. Georges, South Australia ("ROBERTS");

     LUCILLE LANSING. an individual residing in Albuquerque, New Mexico ("LANSING");

     ALEX CHISHOLM. as trustee for the Retirement Trust of Mark R. Welch and Sharon S. Welch;

     RONALD A. HIRSCH an individual residing in Laguna Beach, California ("HIRSCH");

     ERLAND ANDERSON an individual residing in Oro Valley, Arizona ("ANDERSON");

     CLIVE BAILEY an individual residing in Dragoon, Arizona ("BAILEY"); and

     MATTHEW WILLIAMS an individual residing in Benson, Arizona ("WILLIAMS");

RECITALS:

     WHEREAS:

A. Nord Resources Corporation commenced an action in the Court of Queen's Bench of the Province of New Brunswick. Canada, Trial Division Judicial District of Saint John, Court File No: S1MJ25103 (the "NB ACTION") against Nord Pacific Limited, Mark R. Welch, Sharon S. Welch, John Roberts, Lucile Lansing and Alex Chisholm as trustee for the Retirement Trust of Mark R. Welch and Sharon Welch (collectively, including Nord Pacific, the "NB DEFENDANTS").

B. NRC and Hirsch commenced Action No. CV-2002 in the Second Judicial District Court in the State of New Mexico (the "NEW MEXICO ACTION") against Nord Pacific, Welch,

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     Lansing and Roberts (collectively the NEW MEXICO DEFENDANTS"), who filed counterclaims (the "NEW MEXICO COUNTERCLAIMS") against NRC, Hirsch and John Champagne (collectively the "NEW MEXICO COUNTER-DEFENDANTS").

C. Nord Pacific commenced Action No. CIV 03-0799 BB/ACT in the United States District Court for the District of New Mexico (the "FEDERAL ACTION") against NRC, Hirsch, John Champagne, Anderson, Bailey and Williams (collectively the "FEDERAL DEFENDANTS").

D. NRC and the NB Defendants, as well as their respective principals, officers, directors, subsidiaries, associates. affiliates, agents, predecessor and successor corporations, heirs, assigns and administrators, as the case may be ("NB ASSOCIATED PARTIES"), wish to finally and completely resolve any and all claims or counterclaims (including the New Mexico Counterclaims) that were made. ought to have been made or could have been made in the NB Action, including but not limited to any claim for costs in the Action (the "NB CLAIMS"), and to that end acknowledge and agree that the Recitals herein are true and that. they form part of the terms of this Settlement Agreement.

E. Nord Pacific and the New Mexico Defendants and the New Mexico Counter-Defendants other than John Champagne. as well as their respective principals, officers, directors, subsidiaries, associates, affiliates, agents, predecessor and, successor corporations, heirs, assigns and administrators, as the case may be ("NEW MEXICO ASSOCIATED PARTIES"), wish to finally and completely resolve any and all claims or counterclaims that were made (including the New Mexico Counterclaims), ought to have been made or could have been made in the New Mexico Action, including but not limited to any claim for costs in the New Mexico Action and the New Mexico Counterclaims (the "NEW MEXICO CLAIMS"), and to that end acknowledge and agree that the Recitals herein are true and that they form part of the terms of this Settlement Agreement.

F. Nord Pacific and the Federal Defendants other than John Champagne, as well as their respective principals, officers, directors, subsidiaries, associates, affiliates, agents, predecessor and, successor corporations, heirs, assigns and administrators, as the case may be ("FEDERAL ASSOCIATED PARTIES"), wish to finally and completely resolve any and all claims or counterclaims that were made, ought to have been made or could have been made in the Federal Action. including but not limited to any claim for costs in the Federal Action (the "Federal Claims"), and to that end acknowledge and agree that the Recitals herein are true and that the' form part of the terms of this Settlement Agreement.

G. All the parties hereto acknowledge and agree that there is valid consideration supporting this Settlement Agreement. including the inducement to Allied Gold Limited ("ALLIED"):

     (a) to enter into an arrangement agreement (the "ARRANGEMENT AGREEMENT") under which Allied would exchange shares of Allied for all of the shares of the Corporation and Nord Pacific shareholders and NRC would be entitled to benefit therefrom as a shareholder, and

     (b) to enter into a credit facility agreement (the "CREDIT AGREEMENT") contemplating whereunder Allied would obtain notes of Nord Pacific convertible into shares of

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          Nord Pacific in exchange for certain advances to be made to Nord
          Pacific to pay certain costs and expenses of Nord Pacific including historic costs of Nord Pacific;

     (collectively the Arrangement Agreement and the Credit Agreement are hereinafter referred to as the "ALLIED AGREEMENTS");

NOW THEREFORE the parties hereto agree to the following TERMS:

1. The terms of this Settlement Agreement shall be disclosed by press release mutually agreed by NRC and Nord Pacific and may be described in documents required to be filed by Nord Pacific or which relate to e Arrangement Agreement.

2. It is expressly acknowledged by etch of the parties hereto that there is no admission of liability on the part of the NB Defendants for any of the NB Claims and there is no admission liability on the part of the New Mexico Defendants for the New Mexico Claims or the Federal Defendants for the Federal Claims and in each case such liability is denied.

3. All parties acknowledge that the directors of Nord Pacific are Roberts, Welch and Lansing.

4. In order to allow the Board of Directors of Nord Pacific to immediately approve and for Nord Pacific to enter into this Settlement Agreement and the Allied Agreements, each of Hirsch, Anderson, Bailey and Williams who were purported to be elected on June 28, 2003 agree to resign effective immediately from any position they may have on the Board of Directors of Nord Pacific and from any office or employment they may have in Nord Pacific and to release Nord Pacific from any claims in respect thereof. NRC and Hirsch shall forthwith petition the Court of Queen's Bench of the Province of New Brunswick, Canada, Trial Division Judicial District of Saint John, to declare that the directors of Nord Pacific are Roberts. Lansing and Welch and that John Champagne is not a director thereof and Nord Pacific shall support NRC in this regard.

5. NRC shall cause its counsel to take all action necessary to withdraw the NB Action without costs. The NB Defendants hereby authorize the solicitors for NRC to execute on their behalf and to file all documents necessary to achieve the same and shall consent to any order of the New Brunswick Court:
     (i) terminating the New Brunswick court's interim order; and (ii) declaring that the existing directors of Nord Pacific are Welch, Lansing and Roberts and that John Champagne is not a director thereof;

6. NRC represents and warrants that it has delivered to PGM Ventures Corporation ("PGM") an executed copy of a release and withdrawal of the letter of October 9, 2003 in a form which has been agreed upon between NRC and PGM.

7. Upon the Board of Directors of Nord Pacific approving and ratifying this Settlement Agreement and the entry into of the Allied Agreements:

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     (a)  Each of Nord Pacific and NRC shall provide to each other corporate resolutions evidencing that this Settlement Agreement has been approved and shall immediately use their best efforts to complete documentation of the matters set forth herein.

     (b) Nord Pacific shall cause its counsel to promptly file with the Second Judicial District Court in the State of New Mexico an order dismissing the New Mexico Action and the New Mexico Counterclaims without costs and to promptly file with the United States District Court for the District of New Mexico an order dismissing the Federal Actions without costs. The New Mexico Defendants hereby authorize the solicitors for Nord Pacific to execute on their behalf and to file all documents necessary to achieve the same.

     (c)  The parties hereby agree:

          (i) The 4,000,000 shares in Nord Pacific Limited issued to Alex Chisholm in trust for Mark R. Welch ("WELCH") and Sharon S. Welch in satisfaction of the debt of an amount U.S.$517,311.40 by resolution of the Board of Directors of Nord Pacific dated March 31, 2003 are accepted as having been validly issued;

          (ii) The 400,000 shares issued to Welch by resolutions of the Board of Directors of Nord Pacific dated February 25, 2002 and December 16, 2002 are accepted as having been validly issued;

          (iii) The 400,000 shares issued to Lansing by resolutions of the Board of Directors of Nord Pacific dated February 25, 2002 and December 16, 2002 are accepted as having been validly issued;

          (iv) The 400,000 shares issued to Roberts by resolutions of the Board of Directors of Nord Pacific dated February 25, 2002 and December 16, 2002 are accepted as having been validly issued;

          (v) Nord Pacific shall acknowledge its indebtedness to Nord Resources Corporation, which indebtedness shall be subordinated to all other creditors pursuant to a Subordination Agreement (in substantially the form of Subordination Agreement set forth as a Schedule to the Credit Facility Agreement), in an amount of Australian $280,000 upon the NB Action being withdrawn or dismissed without costs and the interim order of the court therein dated June 26, 2003 being terminated, and the Board of Nord Pacific thereby warrants that it shall pass a resolution to authorize such indebtedness and the Arrangement Agreement shall contemplate that the arrangement thereunder shall convert such indebtedness at a rate of Australian $0.20 per share into 1,400,000 shares of Allied;

          (vi) NRC and its NB Associated Parties, on the one hand, and the NB Defendants and their NB Associated Parties, on the other hand, hereby release and forever discharge each other from any and all actions, causes

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               of action, claims and demands for damages, loss or injury, howsoever arising and in any way relating to the NB Action, including the NB Claims;

          (vii) Nord Pacific and its New Mexico Associated Parties, on the one hand, and the New Mexico Defendants, other than John Champagne, and their New Mexico Associated Parties, on the other hand, hereby release and forever discharge each other from any and all actions, causes of action, claims and demands for damages, loss or injury, howsoever arising and in any way relating to the New Mexico Action or the New Mexico Counterclaims, including the New Mexico Claims;

          (viii) Nord Pacific and its Federal Associated Parties, on the one hand, and the Federal Defendants, other than John Champagne, and their Federal Associated Parties, on the other hand, hereby release and forever discharge each other from any and all actions, causes of action, claims and demands for damages, loss or injury, howsoever arising and in any way relating to the Federal Action, including the Federal Claims;

          (ix) All agree not to make any claim or take any proceedings against any other person, corporation or entity who might claim contribution or indemnity under the provisions of any legislation, regulations or under law from any party to this Settlement Agreement;

          (x) Nord Pacific will re-convey to NRC the 20% carried interest held by Nord Pacific in NRC's Johnson Camp copper property located near Dragoon, Arizona and NRC shall assume any and all obligations with respect to such property, past, present or future and shall indemnify and save harmless Nord Pacific and its subsidiaries, directors, officers and shareholders, past. present or future in respect to any claims, obligations or liabilities in respect of such property;

          (xi) NRC and Nord Pacific release each other from any financial obligations associated with the joint office cost sharing agreement for the Albuquerque office at 201 Third Street N.W. Albuquerque, New Mexico;

          (xii) NRC thereby agrees to accept that the balance of the shares issued by resolutions of the Board of Directors of Nord Pacific dated February 25, 2002 and December 16, 2002 being the 1.1 million Nord Pacific shares to certain Nord Pacific employees and consultants (other than Welch, Lansing and Roberts), the issuance of 150,000 Nord Pacific shares to Warrama Consulting Pty. Ltd. and Herbert Levine and the future issuance of an additional 1,431,482 Nord Pacific shares to Pierce Carson and that NRC releases the recipients of such shares and the NB Defendants from any claim in respect thereof.

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          (xiii) NRC will release all business records belonging to Nord Pacific in its posession including those which are being held at Johnson Camp.

          (xiv) NRC will remove all information pertaining to Nord Pacific from its website and shall not reintroduce such information in the future.

8. It is further agreed that each of NRC and Nord Pacific will fully disclose to each other all communications between themselves and Allied relating to the Arrangement Agreement

9. This Agreement may be executed by facsimile in counterparts each of which when executed and delivered shall together constitute one and the same instrument.

10. This Agreement is governed by the law of the Province of New Brunswick, Canada.

IN WITNESS WHEREOF we have hereunto set our hands this ___th day of December, 2003.

NORD RESOURCES CORPORATION              NORD PACIFIC LIMITED


Per: /s/ Ronald A. Hirsch               Per: /s/ Mark R. Welch
     --------------------------------        -----------------------------------
Name: Ronald A. Hirsch                  Name: Mark R. Welch
Title: Chairman & CEO                   Title: President & CEO


Per: /s/ Erland A. Anderson             Per: /s/ Patricia Somad
     --------------------------------        -----------------------------------
Name: Erland A. Anderson                Name: Patricia Somad
Title: President                        Title: Secretary


/s/ Mark R. Welch                       /s/ Witness
-------------------------------------   ----------------------------------------
Mark R. Welch                           Witness


/s/ Sharon S. Welch                     /s/ Witness
-------------------------------------   ----------------------------------------
Sharon S. Welch                         Witness


/s/ John Roberts                        /s/ Jeff Roberts
-------------------------------------   ----------------------------------------
John Roberts                            Witness


/s/ Lucile Lansing                      /s/ Brenda Y. Davila
-------------------------------------   ----------------------------------------
Lucile Lansing                          Witness


/s/ Alex Chisholm                       /s/ Witness
-------------------------------------   ----------------------------------------
Alex Chisholm,                          Witness
as trustee for the Retirement Trust
of Mark R. Welch and Sharon S. Welch


/s/ Ronald A. Hirsch                    /s/ Witness
-------------------------------------   ----------------------------------------
Ronald A. Hirsch                        Witness


/s/ Erland A. Anderson                  /s/ Jeffery S. Anderson
-------------------------------------   ----------------------------------------
Erland A. Anderson                      Witness

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-------------------------------------   ----------------------------------------
Clive Bailey                            Witness


/s/ Matthew Williams                    /s/ Lisa Williams
-------------------------------------   ----------------------------------------
Matthew Williams                        Witness

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                                 PROMISSORY NOTE

Australian $280,000                                     Dated: December 20, 2003

     Pursuant to the Settlement Agreement dated December 19, 2003, (the "SETTLEMENT AGREEMENT") between Nord Pacific Limited (the "BORROWER"), Nord Resources Corporation, Mark R. Welch, Sharon S. Welch. John Roberts, Lucille Lansing, Alex Chisholm as trustee for the Retirement Trust of Mark R. Welch and Sharon S. Welch; Ronald A. Hirsch, Erland Anderson, Clive Bailey and Matthew Williams, the Borrower hereby provides evidence of the recognition of indebtedness to be provided pursuant to the Settlement Agreement, as follows.

     FOR VALUE RECEIVED, the Borrower, having its principal office and place of business at 2727 San Pedro, NE. Suite 116, Albuquerque, NM 87110, Albuquerque, New Mexico promises to pay to or to the order of Nord Resources Corporation (the "LENDER") prior to the distribution of any assets of the Borrower to its shareholders (which shall include any return of capital, dividend or repurchase of its own shares by the Borrower), or on such earlier date as the Borrower shall by written notice to the Lender advise, the principal sum of Two Hundred Eighty Thousand Australian Dollars (A$280,000) in lawful money of Australia with no interest thereon. This agreement is governed by the laws of New Brunswick.

                                        NORD PACIFIC LIMITED


/s/ Witness                             By: /s/ Mark R. Welch
-------------------------------------       ------------------------------------
Witness:                                    Mark R. Welch, President